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                                                                   EXHIBIT 10.28


                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                            EARLY RETIREMENT PROGRAM

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This is an exciting and challenging time to be part of the grocery industry. The upcoming merger of Certified Grocers with United Grocers will provide more choices for our customers - and our employees.

One of those choices - for our non-union employees - is a special Early Retirement Program that's designed to make early retirement easier and more affordable for certain long-service employees, and address a number of staffing challenges we will have in bringing the two companies together.

Many long-service employees may see the merger as an opportunity to reexamine their personal and professional goals. This voluntary program is designed to give our employees that opportunity While some may not be ready to retire, others may welcome the opportunity to try something new outside the company - without jeopardizing their retirement benefits.

This brochure outlines the key features of the Early Retirement Program. Please review this information carefully so that you have a complete picture of the available that are available. Remember: This program is completely voluntary What's important is for you to make the decision that best fits your needs.


Eligibility
You are eligible for this program if you will be at least 50 years old on December 31, 1999, and you meet one of the "Age plus Service" requirements shown below.

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Category       Requirements
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
85 Points      .     Age plus Service equals 85 or more, and
               .     Age 55 or older
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75 Points      .     Age plus Service equals 75 to 84, and
               .     Age 55 or older
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65 Points      .     Age plus Service equals 65 to 74, and
               .     Age 55 or older
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70 Points      .     Age plus Service equals 70 or more and you are age 50 to 54
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

Early retirement benefits will vary based on your age and service category.

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85 Points and Age 55 or Older

If your Age plus Service equals 85 or more, and you are age 55 or older, you will be eligible for the following benefits:

 .    Pension Credit - up to five years of Age toward your pension benefit
     (maximum of age 65)
 .    Supplemental Pension Benefit - One week of pay for each complete year of
     Service, up to a maximum of 26 weeks
 .    Sick Leave - Payment of half your sick leave bank


Pension Credit

If you retire under the Early Retirement Program, your monthly pension benefit will first be determined using the regular pension plan formula. Under this formula, pension benefits that begin before age 65 are reduced 5% a year for each year before age 65. As an example, if you begin to receive pension benefits at age 64, they will be 5% less than if you had waited until age 65.

To counter this reduction, the Early Retirement Program adds Live years to your current age (up to a maximum of 65). This credit will provide you with a larger pension benefit.

Supplemental Pension Benefit

You will receive one week of pay for each complete year of service, up to a maximum of 26 weeks. This Supplemental Pension Benefit will be provided to you in your choice of a lump sum on your retirement date, or in the form of a supplemental monthly annuity payment.

Sick Leave Bank
You will receive a single lump-sum payment equal to half your sick leave bank. You will receive this lump-sum payment on your retirement date.

Checklist
Deciding whether to continue working or to take early retirement is a personal decision. The following checklist is designed to help you review your options.

 .    Determine your post-retirement income. Include income from all possible sources, including Certified Grocers' Retirement Plan, the Sheltered Savings Plan, your personal savings and investments, and Social Security. Your Personalized Retirement Income Statement can help you in this process, but you'll need to do some additional legwork by contacting the Social Security

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     Administration for an earnings estimate and by reviewing your other savings and investment programs. Be sure to find out when each source will become available to you.
 .    Develop a budget for your post-retirement expenses. Then compare your estimated expenses to your income. Review your estate planning needs with an attorney. Consider talking to a financial planner as well.

Budget
Developing a budget is a two-step process. First, you need to determine your retirement income. Then you need to determine your post-retirement expenses.

Retirement income can come from a number of sources, including:

 .    Certified Grocers' Retirement Plan
 .    Certified Grocers' Sheltered Savings Plan
 .    Social Security (but not until you reach age 62)
 .    Personal savings, investments, and related earnings
 .    Earnings from post-retirement employment

Your retirement expenses fall into three categories:

 .    Fixed expenses - such as housing, loan payments, insurance premiums, and taxes
 .    Recurring basic living costs - such as expenses for food and utilities
 .    Discretionary expenses - such as expenses for gifts, recreation, and travel


75 Points and Age 55 or Older

If your Age plus Service equals 75 to 84, and you are age 55 or older, you will be eligible for the following benefits.

 .    Pension Credit - up to five years of Age toward your pension benefit
     (maximum of age 65)
 .    Retiree Health Insurance Credit - five additional points toward your retiree health insurance
 .    Sick Leave - Payment of half your sick leave bank

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Pension Credit

If you retire under the Early Retirement Program, your monthly pension benefit will first be determined using the regular pension plan formula. Under this formula, pension benefits that begin before age 65 are reduced 5% a year for each year before age 65. As an example, if you begin to receive pension benefits at age 64, they will be 5% less than if you had waited until age 65.

To counter this reduction, the Early Retirement Program adds five years to your current age (up to a maximum of 65). This credit will provide you with a larger benefit.

Retiree Medical Insurance Credits
Retiree medical insurance is available to eligible retirees with 15 years of service who are at least age 55 when they retire and meet the following eligibility criteria:

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Age Plus Service          Premium Paid By Certified        Premium Paid By Retiree
---------------------------------------------------------------------------------------
85 and more               100%                             0%
84                        95%                              5%
83                        90%                              10%
82                        85%                              15%
81                        80%                              20%
80                        75%                              25%
79                        70%                              30%
78                        65%                              35%
77                        60%                              40%
76                        55%                              45%
75                        50%                              50%
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Less than 75              Not eligible for Retiree Medical Insurance
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

Under the Early Retirement Program, participants will receive five additional points toward Retiree Medical Insurance. Certified also will waive the requirement to have 15 years of service on retirement to qualify for Retiree Medical Insurance. This will reduce, and may even eliminate, your monthly costs.

Sick Leave Bank
You will receive a single lump-sum payment equal to half your sick leave bank. You will receive this lump-sum payment on your retirement date.

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65 Points and Age 55 or Older

If your Age plus Service equals 65 to 74, and you are age 55 or older, you will be eligible for the following benefits

 .    Pension Credit - up to five years of Age toward your pension benefit
     (maximum of age 65)
 .    Retiree Health Insurance Credit - five additional points toward your retiree health insurance
 .    Sick Leave - Payment of half your sick leave bank

Pension Credit
If you retire under the Early Retirement Program, your monthly pension benefit will first be determined using the regular pension plan formula. Under this formula, pension benefits that begin before age 65 are reduced 5% a year for each year before age 65. As an example, if you begin to receive pension benefits at age 64, they will be 5% less than if you had waited until age 65.

To counter this reduction, the Early Retirement Program adds five years to your current age (up to a maximum of 65). This credit will provide you with a larger benefit.

Retiree Medical Insurance Credits
Retiree medical insurance is available w eligible retirees with 15 years of service who are at least 55 when they retire and meet the following eligibility criteria:

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Age Plus Service            Premium Paid By Certified        Premium Paid By Retiree
---------------------------------------------------------------------------------------
85 and more                 100%                             0%
84                          95%                              5%
83                          90%                              10%
82                          85%                              15%
81                          80%                              20%
80                          75%                              25%
79                          70%                              30%
78                          65%                              35%
77                          60%                              40%
76                          55%                              45%
75                          50%                              50%
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Less than 75                Not eligible for Retiree Medical Insurance
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

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Under the Early Retirement Program, participants will receive five additional points toward Retiree Medical Insurance. Certified also will waive the requirement to have 15 years of service on retirement to qualify for Retiree Medical Insurance. This may help you qualify for some level of retiree medical insurance.

Sick Leave Bank
You will receive a single lump-sum payment equal to half your sick leave bank. You will receive this lump-sum payment on your retirement date.

Tax Considerations
As you review your options, you need to think about the tax impact of receiving your Pension and Sheltered Savings Plan benefits.

Your Pension benefits will be paid in the form of annuity or monthly payments and will be taxed as ordinary income in the year of receipt.

Your Sheltered Savings Plan account balance can be paid as a single lump sum. Your distribution will be taxed as ordinary income in the year of receipt In addition, if you are not yet age 59 1/2 (or age 55 and completely retired from the workforce), your distribution will be subject to an additional 10% tax penalty that applies to early withdrawals. You have the Option to rollover your entire account into another employer's qualified retirement plan or to an Individual Retirement Account (IRA). if you choose this option, you can continue to defer taxes on your account balance - and any related investment earnings.

To learn more about these options, contact Fidelity's Retirement Benefits Line at 1-800- 835-5098. You also can schedule an appointment at a Fidelity Investor Center located nearest to you.

No matter which option you choose, you must be prepared to take a more active role in managing and investing your savings. For that reason, we encourage you to consult with a professional financial planner to determine the course of action that is best for you.


Applying for Social Security Benefits

If you are considering early retirement, contact the nearest Social Security Administration office so that you understand how to apply for benefits. (A Social Security Administration Request for Earnings and Benefit Statement form is included with this packet.)

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Be sure to get answers to the following questions:

 .    What forms and documents are necessary?
 .    How soon will benefits begin, and how will they be paid?
 .    What benefits will be paid to my spouse?
 .    How and when do I qualify for Medicare?
 .    What is the financial impact of receiving retirement income benefits before age 65? Will my benefit change if I delay receipt until sometime after I reach age 65?

You may want to share this information with your personal financial planner before you decide whether to participate in this Early Retirement Program.


70 Points and Age 50 to 54

If your Age plus Service equals 70 or more and you are age 50 to 54, you. will be eligible for the following benefits.

     . Retiree Health Insurance Credits - five additional points toward retiree health insurance
     .    Sick Leave - Payment of half your sick leave bank

Retiree Medical Insurance Credits
Retiree medical insurance is available to eligible retirees with 15 years of service who are at least 55 when they retire and meet the following eligibility criteria:

---------------------------------------------------------------------------------------
Age Plus Service             Premium Paid By Certified        Premium Paid By Retiree
---------------------------------------------------------------------------------------
85 and more                  100%                             0%
84                           95%                              5%
83                           90%                              10%
82                           85%                              15%
81                           80%                              20%
80                           75%                              25%
79                           70%                              30%
78                           65%                              35%
77                           60%                              40%
76                           55%                              45%
75                           50%                              50%
---------------------------------------------------------------------------------------
Less than 75                Not eligible for Retiree Medical Insurance
---------------------------------------------------------------------------------------

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Under the Early Retirement Program, participants will receive five additional points toward Retiree Medical Insurance. Certified also will waive the requirement to be 55 years of age on retirement to qualify for Retiree Medical This will qualify you for some level of retiree medical insurance.

Sick Leave Bank
You will receive a single lump-sum payment equal to half your sick leave bank. You will receive this lump-sum payment on your retirement date.


Payment Options for Your Pension Benefits

If you decide to retire under the Early Retirement Program, your pension benefits will be paid in one of the following forms.

 .    Single Life Annuity - This form of annuity provides a monthly benefit payable to you for the remainder of your life. No further benefit is payable to anyone after you die.
 .    50% Joint and Survivor Life Annuity - This form of annuity provides a reduced monthly benefit payable to you for your life. Upon your death, your monthly benefit is reduced by 50% and is paid to your surviving spouse for his or her life. No further benefit is payable to anyone after your and your spouse's death.
 .    100% Joint and Survivor Life Annuity - This form of annuity provides a reduced monthly benefit payable to you for your life. Upon your death, the same monthly benefit amount is paid to your surviving spouse for his or her life. No further benefit is payable to anyone after your and your spouse's death.
 .    Ten Year Certain and Life - This form of annuity provides a monthly benefit payable to you, your beneficiary or your estate for a ten-year period (120 monthly benefit payments). If you live longer, these same payments are made to you for the rest of your life.

If you are married, you will receive benefits in the form of a 50% Joint and Survivor Life Annuity unless you elect otherwise. Your spouse automatically is your beneficiary. You may elect to receive your benefits in another form and/or designate a different beneficiary. However, if you do so, your spouse must consent to your election, in writing, in the presence of a Plan representative or a notary public.

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Level Income Options

If you retire before becoming eligible for Social Security benefits at age 62, the Level Income Options give you the ability to receive larger monthly payments until age 62 and then have them reduced once you begin receiving Social Security benefits.

 .    Part A - Temporary Optional Annuity. This is the estimated amount you will receive from Social Security when you reach age 62. The Retirement Plan Trust will pay you this amount from your first early retirement payment until the month of your 62nd birthday. At 62, this amount stops and you can start drawing the same amount from Social Security. You have no option of protecting your spouse with this Temporary Optional Annuity - it will stop when you reach age 62 or die, whichever occurs first.
 .    Part B - Reduced Permanent Annuity. This annuity is reduced due to the
     Retirement Plan Trust's payment of the Temporary Optional Annuity, as explained above. You may elect any of the spousal protection options for this reduced lifetime annuity.


Sheltered Savings Plan Benefits

After you retire, you can no longer make contributions to the Sheltered Savings Plan. You have a number of distribution options. First, you always have the option to receive your account balance in the form of a single lump-sum payment. Your distribution will be taxed as ordinary income in the year of receipt. In addition, if you are not yet age 59 1/2, your distribution will be subject to an additional 10% tax penalty that applies to early withdrawals.

You also have the option to rollover your entire account into another employer's qualified retirement plan or to an Individual Retirement Account (IRA). If you choose this option, you can continue to defer taxes on your account balance, and any related investment earnings.

To learn more about these options, contact Fidelity's Retirement Benefits Line at 1-800-835-5098. You also can schedule an appointment at a Fidelity Investor Center located nearest to you.

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It's Your Choice

Participating in the Early Retirement Program is your choice. Before you decide, be sure to examine your personal and financial goals carefully.

 .    Consider all your income sources, including your pension benefits, Social
     Security; Certified's Sheltered Savings Plan, and any other personal savings and investments you may have.
 .    Review your Personalized Retirement Income Statement for estimates of your monthly income during retirement. You will receive this statement shortly.
 .    Seek professional advice to help you consider the options presented in this
     Program.

Enclosed in this packet is an invitation to an informational meeting where Plan representatives will review the program and answer questions.

In the meantime, you may want to complete the enclosed Social Security projection form or visit www.ssa.gov for an estimate of your projected Social
                         -----------
Security benefit. Please share this information with your tax advisor or financial planner.

After you make your decision, you must complete the enclosed enrollment form. This form must be completed by September 30, 1999, even if you decide not to participate in the program. The form must be returned to Paul Hill, Certified Grocers of California, Ltd., P 0. Box 513396, Los Angeles, CA 90051-1396. Please read all the information you have received carefully to make the decision that is best for you.

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